Fees Summary	Mar. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 500,014,075.52
Previously Paid Amount	0
Total Fee Amount	76,552.16
Total Offset Amount	0
Net Fee	$ 76,552.16